EXHIBIT 99.1

Keystone Property Trust

First Quarter 2003 Earnings Conference Call

Supplemental Information Package

Financial Highlights
Condensed Consolidated Balance Sheets
Condensed Consolidated Statements of Operations
Condensed Consolidated Statements of FFO and FAD
Market Operating Statistics
Quarterly Same Store Analysis
Lease Expirations
Top 25 Tenants
Acquisitions, Dispositions, and Development Placed in Service in 2003
Equity Method Investments- Balance Sheets
Equity Method Investments-Statements of Income and FFO
Summary of Land Under Development and Control
Debt Detail
Comparative Historical Data:
Portfolio Analysis
Physical Occupancy Analysis
Preferred Equity Analysis
Equity Analysis
Debt Analysis
Valuation Analysis
Dividend Analysis
Research Coverage, 2003 Anticipated Earnings Release and Dividend Calendar

This supplemental information package may contain statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of the Company, its trustees, or its officers with respect to the future operating performance of the Company.  Investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors.  Important factors that could cause such differences are described in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Form 10-K and quarterly reports on Form 10-Q.

Keystone Property Trust

Financial Highlights (Dollars in thousands, except share and per share data)

	Three Months Ended March 31,
	2003		% Change	2002
Income Items:
Revenue	$19,331		(18.1)%	$23,615
Earnings Before Interest, Taxes and Depreciation (EBITDA)	14,970		(25.7)%	20,142
Net Income Allocated to Common Shareholders	5,605		59.2%	3,521
Diluted Earnings Per Share	0.26		36.8%	0.19
Diluted Operating Earnings per Share	0.14		(36.4)%	0.22
Funds from Operations	10,261		(22.2)%	13,197
Funds from Operations - Per Share (Diluted)	0.33		(23.3)%	0.43
Dividends Paid Per Share- Common Shares	0.325		1.6%	0.320
Weighted Average Common Shares and Units- FFO	31,429,890		1.3%	31,038,709
Weighted Average Common Shares and Units- EPS	27,199,688		9.6%	24,817,815

Ratios:
Interest Coverage Ratio	3.1	x		2.8	x
Fixed Charge Coverage Ratio	2.1	x		2.1	x
Dividend Payout Ratio-FFO	98.5%			74.4%

	Three Months Ended March 31,		December 31,
	2003	2002	2002
Assets:
Investments in Real Estate at Cost	$819,085	$831,162	$677,127
Total Assets	$817,129	$823,667	$671,654

Liabilities and Equity:
Total Debt	$405,165	$438,267	$325,796
Other Liabilities	20,809	16,688	20,225
Redeemable Preferred Equity, at Liquidation Preference	69,000	—	—
Convertible Preferred Equity, at Liquidation Preference	67,892	100,392	67,892
Common Equity and Minority Interest	254,263	268,320	257,741
Total Liabilities and Equity	$817,129	$823,667	$671,654

Ratios:
Debt to Undepreciated Assets	47.4%	50.1%	45.8%
Total Liabilities to Undepreciated Assets	49.8%	52.0%	48.7%

Keystone Property Trust

Condensed Consolidated Balance Sheets (Dollars in thousands)

	March 31, 2003	December 31, 2002
Assets:
Investments in Real Estate, Including Development and Construction in Progress of $57,826 and $54,123 for 2003 and 2002, respectively	$747,942	$543,781
Assets Held for Sale	—	85,622
Equity method investments in real estate joint ventures	71,143	47,724
Less: Accumulated Depreciation	(38,188)	(34,513)
Accumulated Depreciation - Assets Held for Sale	—	(4,919)
Investments in Real Estate, Net	780,897	637,695

Cash, Cash Equivalents and Escrows	2,799	2,777
Notes and Accounts Receivable, Net	9,960	8,104
Deferred Financing and Leasing Costs, Net	11,435	6,480
Equity Method Investments	5,802	5,900
Other Assets	6,236	5,139
Other Assets - Held for Sale	—	5,559
Total Assets	$817,129	$671,654

Liabilities And Shareholders’ Equity:
Liabilities:
Mortgage Notes and Other Debt, including Debt Premiums of $4,778 and $154, respectively	$405,165	$286,100
Liabilities for Assets Held for Sale, including Mortgage Notes Payable of $39,696 for 2002	—	40,813
Accrued Liabilities and Other	20,809	19,108
Total Liabilities	425,974	346,021

Minority Interest:
Limited Partners in Operating Partnership	46,880	31,658
Convertible Preferred Units in Operating Partnership	52,892	52,892
Total Minority Interest	99,772	84,550

Shareholders’ Equity:
Preferred Stock, $.001 par value	3	1
Common Stock, $.001 par value	21	21
Additional Paid-in Capital	342,925	291,263
Cumulative Net Income	29,668	24,063
Cumulative Dividends	(81,234)	(74,265)
Total Shareholders’ Equity	291,383	241,083
Total Liabilities and Shareholders’ Equity	$817,129	$671,654

Keystone Property Trust

Condensed Consolidated Statements of Operations (Dollars in thousands)

	Three Months Ended March 31,
	2003	2002

Revenue:
Rents	$16,218	$20,269
Reimbursement Revenue and Other	3,113	3,346

Total Revenue	19,331	23,615

Operating Expenses:
Property Operating Expenses	1,187	1,807
Real Estate Taxes	1,921	2,488
General and Administrative	2,496	2,046
Depreciation and Amortization	4,480	5,149
Interest Expense	4,328	5,910
Total Operating Expense	14,412	17,400

Income from Continuing Operations before Equity in Income from Equity Method Investments and Gains (Losses) on Sales of Assets	4,919	6,215

Equity in Income from Equity Method Investments	1,233	62

Gains (Losses) on Sales of Assets	3,221	(608)

Income from Continuing Operations before Distributions to Preferred Unitholders, Minority Interest of Unitholders in Operating Partnership, Extraordinary items, and Income Allocated to Preferred Shareholders	9,373	5,669

Distributions to Preferred Unitholders	(1,268)	(1,446)

Income from Continuing Operations before Minority Interest of Unitholders in Operating Partnership, Extraordinary items and Income Allocated to Preferred Shareholders	8,105	4,223

Minority Interest of Unitholders in Operating Partnership	(1,439)	(844)

Income from Continuning Operations	6,666	3,379

Discontinued Operations:
Income from Discontinued Operations	—	1,450

Minority Interest	—	(370)
	—	1,080

Net Income	6,666	4,459
Income Allocated to Preferred Shareholders	(1,061)	(938)

Net Income Allocated to Common Shareholders	$5,605	$3,521

Keystone Property Trust

Condensed Consolidated Statements of FFO and FAD (Dollars in thousands, except share and per share data)

	Three Months Ended March 31,
	2003	2002
Funds from Operations:
Income Allocated to Common Shareholders	$5,605	$3,521
Income Allocated to Preferred Shareholders	1,061	938
Minority Interest of Unitholders in Operating Partnership	1,439	1,214
Distributions to Preferred Unitholders	1,268	1,446
(Gains) Losses on Sales of Assets	(3,221)	608
Redeemable Preferred Stock Dividends	(695)	—
Depreciation and Amortization Related to Real Estate	4,480	5,306
Depreciation and Amortization Related to Joint Ventures	324	164

Funds from Operations	$10,261	$13,197

Funds from Operations-Basic	$0.33	$0.44

Funds from Operations Per Diluted Share	$0.33	$0.43

Funds Available For Distribution:
Funds from Operations	$10,261	$13,197
Building Improvements	(56)	(79)
Tenant Improvements	(170)	(176)
Leasing Commissions	(462)	(1,389)
Non-Cash Compensation Charges	605	—
Amortization of Deferred Financing Costs	191	260
Rental Income from Straight Line Rents	(452)	(446)

Funds Available for Distribution	$9,917	$11,367

Funds Available for Distribution Per Diluted Share	$0.32	$0.37

Weighted Average Shares and Units - Diluted	31,429,890	31,038,709

Dividend Paid Per Common Share	$0.325	$0.320

Dividend Payout Ratio-FFO	98.5%	74.4%

Dividend Payout Ratio-FAD	101.6%	86.5%

Keystone Property Trust

Market Operating Statistics (As of March 31, 2003)

	New Jersey	Pennsylvania	Indiana	South Carolina	Other	Grand Total

Square Feet Owned at March 31, 2003	8,515,139	9,086,333	4,404,705	2,721,789	1,502,672	26,230,638

% of Total Rentable SF	32.5%	34.6%	16.8%	10.4%	5.7%	100.0%

Number of Buildings	33	37	11	26	11	118

Number of Leases	71	69	15	25	12	192

Economic Occupancy - Quarter-to-date	93.6%	94.1%	84.5%	88.3%	97.8%	92.4%

Physical Occupancy at March 31, 2003	95.0%	94.4%	82.3%	91.3%	98.0%	92.5%

Annualized Base Rent (in 000’s)	$40,464	$33,203	$12,451	$7,013	$5,203	$98,334

Annualized Base Rent Per Leased SF	$5.00	$3.87	$3.44	$2.82	$3.53	$4.05

Lease Expirations as a Percentage of ABR:
2003	1.5%	17.2%	3.7%	56.9%	7.6%	11.4%
2004	15.7%	9.5%	0.8%	21.0%	19.5%	12.3%
2005	13.4%	19.6%	5.1%	4.7%	—	13.1%
2006	16.8%	19.4%	2.1%	—	—	13.7%
2007	13.4%	12.0%	0.0%	3.9%	28.7%	11.4%
Wtd Avg Lease Term Remaining (in years)	4.8	3.2	8.5	1.8	5.8	4.6

Square Feet of Leasing Activity in Quarter	—	453,506	363,480	150,000	—	966,986

Tenant Retention during period	N/A	81.5%	N/A	N/A	N/A	81.5%

Rent Change on Renewals and Rollovers during period	N/A	1.0%	N/A	(7.0)%	N/A	0.3%

Same Store NOI Growth during period (Cash basis)	(2.0)%	1.0%	(12.4)%	(8.0)%	(4.6)%	(3.3)%

Same Store NOI Growth during period (GAAP basis)	(2.7)%	(0.1)%	(13.3)%	(8.4)%	(5.6)%	(4.2)%

Same Store Physical Occupancy at March 31, 2003	98.8%	90.7%	92.5%	91.3%	97.8%	94.3%

Square Feet Owned in Same Store Pool	5,748,284	5,472,846	2,155,596	2,721,789	1,388,672	17,487,187

Keystone Property Trust

Same Store Analysis - (Dollars in thousands)

	Cash Basis				GAAP Basis
	Quarter Ended March 31,				Quarter Ended March 31,
	2003	2002	Change	% Charge	2003	2002	Change	% Change
Revenue
Gross Potential Rent	$14,131	$13,792	$339	2.5%	$14,526	$14,328	$198	1.4%
Vacancy Loss	(1,122)	(674)	(448)	66.5%	(1,122)	(674)	(448)	66.5%
Rental Revenue	13,009	13,118	(109)	(0.8)%	13,404	13,654	(250)	(1.8)%

Operating Expenses
Property Operating Expenses	$1,025	$433	$592	136.7%	$1,025	$433	$592	136.7%
Real Estate Taxes	1,586	1,517	69	4.5%	1,586	1,517	69	4.5%
Tenant Reimbursement	(1,985)	(1,632)	(353)	21.6%	(1,985)	(1,632)	(353)	21.6%
Net Operating Expenses	626	318	308	96.9%	626	318	308	96.9%

Net Operating Income	$12,383	$12,800	$(417)	(3.3)%	$12,778	$13,336	$(558)	(4.2)%

Same Store NOI From Above	$12,383	$12,800			$12,778	$13,336
Non Same Store Property NOI	5,107	7,206			4,794	6,682
Less: Unconsolidated NOI	(1,267)	(686)			(1,349)	(698)
Property Operating Income (1)	$16,223	$19,320			$16,223	$19,320

Physical Occupancy (EOP)	94.3%	94.1%	0.2%		94.3%	94.1%	0.2%

Economic Occupancy	92.1%	95.1%	(3.0% )		92.3%	95.3%	(3.0% )

Percentage of Total NOI:	78.5%	78.8%

Components of NOI Changes:

Rental Increases/(Decreases)			$339	2.6%			$198	1.5%
Occupancy Increases/(Decreases)			(448)	(3.5)%			(448)	(3.4)%
Reduction/(Increase) in expenses, net of reimbursements			(308)	(2.4)%			(308)	(2.3)%

Total			$(417)	(3.3)%			$(558)	(4.2)%

(1) Property operating income equals total revenue less property operating expenses and real estate taxes.

Keystone Property Trust

Lease Expirations (Dollars in thousands, as of March 31, 2003)

	NEW JERSEY			PENNSYLVANIA			INDIANA
	Square Feet	Annualized Base Rent	% ABR	Square Feet	Annualized Base Rent	% ABR	Square Feet	Annualized Base Rent	% ABR

2003	122,387	$622	1.5%	1,430,923	$5,707	17.2%	156,145	$457	3.7%
2004	1,399,664	6,360	15.7%	738,842	3,143	9.5%	20,800	96	0.8%
2005	856,117	5,440	13.4%	1,739,263	6,517	19.6%	227,075	634	5.1%
2006	1,416,706	6,800	16.8%	1,755,779	6,446	19.4%	50,200	262	2.1%
2007	1,226,527	5,427	13.4%	1,129,189	3,980	12.0%	—	—	0.0%
2008	919,728	3,794	9.4%	291,821	1,309	3.9%	992,079	3,406	27.4%
2009	532,344	2,992	7.4%	1,090,830	4,519	13.6%	235,125	602	4.8%
2010	586,101	2,527	6.2%	16,124	57	0.2%	211,906	562	4.5%
2011	179,567	1,403	3.5%	171,700	699	2.1%	798,096	2,291	18.4%
2012 and beyond	853,206	5,099	12.7%	212,698	826	2.5%	931,604	4,141	33.2%
Total	8,092,347	$40,464	100.0%	8,577,169	$33,203	100.0%	3,623,030	$12,451	100.0%

	SOUTH CAROLINA			OTHER			TOTAL
	Square Feet	Annualized Base Rent	% ABR	Square Feet	Annualized Base Rent	% ABR	Square Feet	Annualized Base Rent	% ABR

2003	1,423,198	$3,990	56.9%	105,000	$394	7.6%	3,237,653	$11,168	11.4%
2004	493,091	1,473	21.0%	314,000	1,015	19.5%	2,966,397	12,086	12.3%
2005	105,000	327	4.7%	—	—	0.0%	2,927,455	12,918	13.1%
2006	—	—	0.0%	—	—	0.0%	3,222,685	13,508	13.7%
2007	94,400	271	3.9%	243,948	1,491	28.7%	2,694,064	11,169	11.4%
2008	40,000	100	1.4%	42,135	110	2.1%	2,285,763	8,719	8.9%
2009	30,000	102	1.5%	243,672	695	13.4%	2,131,971	8,911	9.1%
2010	—	—	0.0%	—	—	0.0%	814,131	3,146	3.2%
2011	300,000	750	10.6%	181,350	499	9.6%	1,630,713	5,642	5.7%
2012 and beyond	—	—	0.0%	342,417	999	19.1%	2,339,925	11,067	11.2%
	2,485,689	$7,013	100.0%	1,472,522	$5,203	100.0%	24,250,757	$98,334	100.0%

Keystone Property Trust

Top 25 Tenants (Dollars in thousands, as of March 31, 2003)

Tenant	Number of Leases	Rentable Square Feet	Percentage of Leased SF	Percentage of Annualized Base Rent

Exel Logistics, Inc.	7	1,659,256	6.4%	5.5%
The Home Depot, Inc.(1)	1	812,739	3.1%	3.6%
Brightpoint, Inc.(2)	1	495,740	1.9%	2.8%
APL Logistics, Inc. (Formerly GATX Logistics, Inc.)	1	585,510	2.3%	2.7%
Herrod Distribution	1	610,949	2.4%	2.7%
Baker & Taylor	1	421,200	1.6%	2.4%
Belkin Electronics, Inc.(2)	1	798,096	3.1%	2.3%
Sears Logistic Services, Inc.	1	507,000	2.0%	2.1%
Quaker Sales and Distribution	1	500,671	1.9%	2.0%
Cosmetic Essence, Inc.	1	483,507	1.9%	2.0%
Coca-Cola Bottlers of New Jersey(1)	1	243,751	0.9%	2.0%
Cumberland Distribution	1	489,213	1.9%	1.9%
Poly-Foam International, Inc.	6	669,871	2.6%	1.9%
Franklin Storage Inc.	1	420,000	1.6%	1.8%
Cargo Logistics	1	406,000	1.6%	1.7%
Engine Controls Distribution Services, Inc. (a subsidiary of Dana Corporation)	1	407,100	1.6%	1.6%
Group Athletica (a division of Reebok)	1	599,152	2.3%	1.6%
SETCO, Inc.(2)	2	327,636	1.3%	1.5%
Behr Process Corp.	1	320,482	1.2%	1.4%
Direct Fulfillment LP	1	265,000	1.0%	1.4%
SSC Services of Indiana, LLC(3)	1	435,864	1.7%	1.4%
Parcel Direct(1)	1	241,110	0.9%	1.3%
Vestcom	1	210,530	0.8%	1.3%
International Paper	1	311,707	1.2%	1.3%
Guest Supply(1)	2	269,058	1.0%	1.3%
Total/Wtd Avg	38	12,491,142	48.2%	51.5%

(1) Tenant occupies a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.

(2) Tenant occupies a property that is 20% owned as part of a Joint Venture with AFL-CIO Building Investment Trust.

(3) Tenant occupies a property that is 50% owned as part of a Joint Venture with Browning Investments, Inc.

Keystone Property Trust

Acquisitions, Dispositions, and Development Placed in Service in 2003 (Dollars in thousands, as of March 31,2003 )

Property	City	State	Market	Closing Date of Acquisitions & Dispositions	Square Feet		Leased%	Purchase / Sales Price

DEVELOPMENT PLACED IN SERVICE

700 Airtech Park	Indianapolis	IN	Indianapolis		796,224	(1)	55.0%

ACQUISITIONS

Buildings
2040 N. Union Street	Middletown	PA	Harrisburg/Chambersburg	1/3/2003	507,000		100.0	20,000
201 Fulling Mill Road	Harrisburg	PA	Harrisburg/Chambersburg	2/26/2003	500,671		100.0	20,250
Capital Business Center Portfolio	Harrisburg	PA	Harrisburg/Chambersburg	2/20/2003	1,554,074		100.0	47,800
Dermody Portfolio	Indianapolis	IN	Indianapolis	3/12/2003	1,449,786		87.0	40,400 (2)
Berger Portfolio	Various	NJ	Central/Northern New Jersey	3/12/2003	1,938,296		96.0	106,450

Acquisitions Total					5,949,827			$234,900

DISPOSITIONS

Industrial
Industrial Portfolio (3)	Various	IN, PA, NJ	Various in IN, PA and NJ	2/14/2003	2,042,696			$90,300

Dispositions Total					2,042,696			$90,300

(1) The unleased portion of this building was placed in service at the end of March 2003.  The remainder of the building was leased subsequent to the quarter.

(2) This portfolio was acquired by the AFL-CIO Building Investment Trust joint venture subsequent to the formation of this joint venture as described in Footnote 3.

(3) This portfolio was sold/ contributed to form a joint venture with the AFL-CIO Building Investment Trust and included one 203,404 sf building in New Jersey, four buildings aggregating 445,000 sf in Pennsylvania and three buildings aggregating 1.4 million sf in Indianapolis.  The Company retained a 20% ownership interest in this joint venture.

Keystone Property Trust

Equity Method Investments - Pro rata Consolidating Balance Sheet at March 31, 2003 (Dollars in thousands)

	KTR Historical	Pro rata Keystone NJ Associates, LLC (1)	Pro rata Airtech Park (2)	Pro rata Keystone Realty Services, Inc. (3)	Pro rata BIT JV (4)	Other Adjustments (5)	Proforma Total
Assets
Gross Real Estate Assets	$819,085	$32,069	$9,786	$—	$26,766	$(45,215)	$842,491
Accumulated Depreciation	(38,188)	(1,381)	(96)	—	(68)	—	(39,733)
Other Assets	36,232	1,174	—	5,640	252	—	43,298
Total Assets	$817,129	$31,862	$9,690	$5,640	$26,950	$(45,215)	$846,056

Liabilities & Equity
Debt	$405,165	$15,150	$8,266	$—	$4,415	$—	$432,996
Other Liabilities	20,809	352	67	452	225	—	21,905
Total Liabilities	$425,974	$15,502	$8,333	$452	$4,640	$—	$454,901

Equity, Including Minority Interest	391,155	16,360	1,357	5,188	22,310	(45,215)	391,155
Total Liabilities and Equity	$817,129	$31,862	$9,690	$5,640	$26,950	$(45,215)	$846,056

(1)  In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC (“CalEast”).  CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle (“JLL”)) and the California Public Employees Retirement System (“CalPERS”).   The Company owns 20% of this joint venture.  This joint venture owns approximately 3.2 million square feet at March 31, 2003.

(2)  In June 2001, the Company formed a joint venture with Browning Investments, Inc. (“Browning”) known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana.  The Company owns 50% of this venture and the construction of this facility was completed in the first quarter of 2002.  The building will be fully leased in May 2003.

(3) The Company accounts for  its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the “Management Company”), which represents 95% of the total  equity, in accordance with the equity method of accounting.  The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(4)  In February 2003, the Company formed a joint venture with the Mercantile Safe Deposit and Trust Company as Trustee for the AFL-CIO Building Investment Trust (the “BIT JV”) to own industrial warehouse properties.  The Company owns 20% of this venture.   This joint venture owns approximately 3.5 million square feet at March 31, 2003.

(5)  Consists of elimination adjustments for presentation purposes.

Keystone Property Trust

Equity Method Investments - Pro rata Consolidating Statements of Income & FFO For the Quarter ended March 31, 2003 (Dollars in thousands)

	KTR Historical	Pro rata Keystone NJ Associates, LLC (1)	Pro rata Airtech Park (2)	Pro rata Keystone Realty Services, Inc. (3)	Pro rata BIT JV (4)	Other Adjustments (5)	Proforma Total
Revenue:
Rents	$16,218	$766	$176	$—	$291	$—	$17,451
Reimbursement Revenue and Other	3,113	178	90	714	30	—	4,125
Total revenue	$19,331	$944	$266	$714	$321	$—	$21,576

Operating Expenses:
Property Operating Expenses	$1,187	$93	$93	$—	$28	$—	$1,401
Real Estate Taxes	1,921	125	3	—	17	—	2,066
Property NOI	16,223	726	170	714	276	—	18,109
General and Administrative	2,496	2	1	640	—	—	3,139
EBITDA	13,727	724	169	74	276	—	14,970
Depreciation and Amortization	4,480	207	49	90	68	—	4,894
Interest Expense	4,328	272	40	1	26	—	4,667
Income before other items	4,919	245	81	(17)	181	—	5,409
Equity in Income from Equity Method Investments	1,233	—	—	—	—	(490)	743
Gains on Sales of Assets	3,221	—	—	—	—	—	3,221
Preferred Dividends, Preferred Distributions and Minority Interest	(3,768)	—	—	—	—	—	(3,768)
Income Allocated to Common Shareholders	$5,605	$245	$81	$(17)	$181	$(490)	$5,605

FFO:
Income Allocated to Common Shareholders	$5,605	$245	$81	$(17)	$181	$(490)	$5,605
Income Allocated to Preferred Shareholders	1,061	—	—	—	—	—	1,061
Minority Interest of Unitholders in Operating Partnership	1,439	—	—	—	—	—	1,439
Distributions to Preferred Unitholders	1,268	—	—	—	—	—	1,268
Gains on Sales of Assets	(3,221)	—	—	—	—	—	(3,221)
Redeemable Preferred Stock Dividends	(695)	—	—	—	—	—	(695)
Depreciation and Amortization— Real Estate Assets	4,804	207	49	90	68	(414)	4,804
Funds from Operations	$10,261	$452	$129	$73	$250	$(904)	$10,261

(1)  In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC (“CalEast”).  CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle (“JLL”)) and the California Public Employees Retirement System (“CalPERS”).   The Company owns 20% of this joint venture.  This joint venture owns approximately 3.2 million square feet at March 31, 2003.

(2)  In June 2001, the Company formed a joint venture with Browning Investments, Inc. (“Browning”) known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana.  The Company owns 50% of this venture and the construction of this facility was completed in the first quarter of 2002.  The building will be fully leased in May 2003.

(3) The Company accounts for  its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the “Management Company”), which represents 95% of the total  equity, in accordance with the equity method of accounting.  The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(4)  In February 2003, the Company formed a joint venture with the Mercantile Safe Deposit and Trust Company as Trustee for the AFL-CIO Building Investment Trust (the “BIT JV”) to own industrial warehouse properties.  The Company owns 20% of this venture.   This joint venture owns approximately 3.5 million square feet at March 31, 2003.

(5)  Consists of elimination adjustments for presentation purposes.

Keystone Property Trust

Summary of Land Under Development and Control

As of March 31, 2003 (dollars in millions)

Project	% Ownership Interest / Partner	Market/ Submarket	Acres	Estimated Buildable SF	Estimated Project Cost	Cost Incurred To Date	% Leased	Estimated Construction Start Date (Qtr/Year)	Estimated Stabilization Date (Qtr/Year)

Projects Under Construction

19 Colony Road (Greenville Yards)	100%	New Jersey / North	26	521,881	$33	$14	—	3/02	1/04
Subtotal - Projects Under Construction			26	521,881	$33	$14

Completed Projects in Lease Up Stage

257 Prospect Plains Rd (Cranbury East Phase I)	100%	New Jersey / Exit 8A	37	510,000	$27	$25	—	3/00	4/03
700 Airtech Park (4 Points Associates, LLC)	50 / Browning %	Indiana / Indianapolis Airport	43	796,224	22	20	55%	2/01	2/03

Subtotal - Projects in Lease Up Stage			80	1,306,224	$49	$45

Development Pipeline (Next 36 months)

Keystone Cranbury East Phase II	100%	New Jersey / Exit 8A	37	500,000	24	$7		3/03
Central PA/Otto (1)	100%	Pennsylvania / Harrisburg	115	1,200,000	36	—		2/04
Airtech Park (1)	50 / Browning %	Indiana / Indianapolis Airport	56	813,000	19	—		2/03
Airtech Park (1)	50 / Browning %	Indiana / Indianapolis Airport	34	605,000	15	—		2/04
7553 Morris Court (Westpark Land)	100%	Pennsylvania / Allentown	15	266,000	9	2		2/04
Goldstar Site	100%	New Jersey / Exit 8A	50	788,000	38	7		2/04
Station Road/Sharma (1)	100%	New Jersey / Exit 8A	50	655,000	29	—		2/04
66 Station Road	20 / CalEast %	New Jersey / Exit 8A	62	667,000	31	5		3/04

Subtotal - Pipeline			419	5,494,000	$201	$21

Additional Development Potential

Stults Road	100%	New Jersey / Exit 8A	6	130,000
Central PA/Otto (1)	100%	Pennsylvania / Harrisburg	100	1,200,000
Arnold Road and Other Expansions	100%	Pennsylvania / Reading, other	20	221,000
Airtech Park/6 Points (1)	50 / Browning %	Indiana / Indianapolis Airport	235	3,582,000
7351 Morris Court (1)	100%	Pennsylvania / Allentown	8	120,000

Subtotal - Additional Development Potential			369	5,253,000

Total Development Potential - Pipeline Additional			788	10,747,000

Grand Total			894	12,575,105

(1) Under contract or option.

Keystone Property Trust

Debt Detail (Dollars in thousands, as of March 31, 2003)

	Fixed Rate Mortgages		Variable Rate Debt
Year of Maturity	Principal Amortization	Due on Maturity	Mortgage Debt	Credit Facilities	Total Scheduled Payments	Wtd Avg Interest Rate For Fixed Rate Maturities

2003	$2,039	$—	$34,492	$8,303	$44,834	0.0%
2004	2,853	17,922	—	170,400	191,175	7.7%
2005	2,758	14,518	—	—	17,276	7.9%
2006	2,514	12,509	—	—	15,023	7.3%
2007	907	95,723	—	—	96,630	8.0%
2008	782	6,554	—	—	7,336	7.0%
2009	841	—	—	—	841	0.0%
2010	779	26,493	—	—	27,272	8.2%
Total	$13,473	$173,719	$34,492	$178,703	$400,387	7.8%

Debt Premium, Net of Amortization					4,778

Total Debt Outstanding					$405,165

Keystone Property Trust

Portfolio Analysis

Portfolio Characteristics	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002

Number of Properties-In Service	118	93	124	125	124
Number of Properties-Completed Projects in Lease-Up Stage	1	1	1	2	3
Total Number of Properties	119	94	125	127	127

Rentable Square Feet -In Service	26,230,638	19,915,038	22,758,088	22,142,658	21,809,658
Rentable Square Feet-Completed Projects in Lease-Up Stage	510,000	870,136	870,136	1,596,000	1,929,000
Total Rentable Square Feet	26,740,638	20,785,174	23,628,224	23,738,658	23,738,658

Occupied (Square Feet)	24,250,757	18,524,919	21,381,762	20,849,923	20,414,376
Vacant (Square Feet)	1,979,881	1,390,119	1,376,326	1,292,735	1,395,282
Number of Leases	192	133	254	249	246
Average Tenant Size per Occupied Square Foot - Industrial	132,250	149,273	138,933	140,568	139,406
Occupancy Rates - Based on In Service RSF	92.5%	93.0%	94.0%	94.2%	93.6

Number of In Service Properties by Market:

New Jersey	33	21	21	18	17
Pennsylvania	37	29	29	31	31
Indiana	11	6	6	6	6
South Carolina	26	26	26	27	27
Other	11	11	42	43	43
Total In Service Properties	118	93	124	125	124

Keystone Property Trust

Physical Occupancy Analysis

Physical Occupancy by Sub-Market:	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002

NEW JERSEY
Central and Northern NJ	95.0%	94.9%	95.1%	98.5%	99.2%

PENNSYLVANIA
Allentown, PA	95.1%	92.2%	94.0%	91.5%	92.9%
Chester County, PA (1)	—	—	—	100.0%	100.0%
Harrisburg/Chambersburg, PA	95.1%	93.9%	92.9%	92.9%	93.2%
Reading, PA	69.7%	69.7%	69.7%	69.7%	5.6%
Scranton/Wilkes-Barre, PA	100.0%	100.0%	100.0%	100.0%	100.0%

Total Pennsylvania Portfolio	94.4%	92.7%	92.4%	92.2%	89.3%

INDIANA
Indianapolis, IN	82.3%	93.7%	93.7%	92.6%	98.8%

SOUTH CAROLINA
Greenville/Spartanburg, SC	91.3%	85.8%	94.4%	93.0%	88.4%

OTHER
Central Ohio	97.7%	97.7%	98.3%	98.3%	100.0%
Central and Northern NJ	100.0%	100.0%	100.0%	100.0%	100.0%
Albany, NY (2)	—	—	96.1%	96.4%	97.7%
Rochester, NY (2)	—	—	90.1%	93.2%	93.2%
Syracuse, NY (2)	—	—	89.2%	83.4%	88.6%
Putnam County, NY	100.0%	100.0%	100.0%	100.0%	100.0%

Total Other Portfolio	98.0%	98.0%	94.4%	92.2%	95.4%

(1) These properties were sold in August 2002.

(2) These properties were sold as part of the Upstate New York Portfolio transaction in December 2002.

Keystone Property Trust

Preferred Equity Analysis (Dollars in thousands, except share and per share data)

	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
Cumulative Redeemable Preferred Stock
Series D (1)
Shares Outstanding	2,760,000	—	—	—	—
Aggregate Liquidation Value	$69,000	$—	$—	$—	$—
Liquidation Value Per Share	$25.00	$—	$—	$—	$—
Common Share Conversion Price	N/A	—	—	—	—
Yield	9.125%	—	—	—	—

Convertible Preferred Stock
Series A (2)
Shares Outstanding	—	—	—	800,000	800,000
Aggregate Liquidation Value	$—	$—	$—	$20,000	$20,000
Liquidation Value Per Share	$—	$—	$—	$25.00	$25.00
Common Share Conversion Price	$—	$—	$—	$16.50	$16.50
Yield	—	—	—	9.00%	9.00%

Series C (2)
Shares Outstanding	600,000	600,000	600,000	800,000	800,000
Aggregate Liquidation Value	$15,000	$15,000	$15,000	$20,000	$20,000
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$15.75	$15.75	$15.75	$15.75	$15.75
Yield	9.75%	9.75%	9.75%	9.75%	9.75%

Convertible Preferred Operating Partnership Units
Series B (3)
Units Outstanding	—	—	—	300,000	300,000
Aggregate Liquidation Value	$—	$—	$—	$7,500	$7,500
Liquidation Value Per Share	$—	$—	$—	$25.00	$25.00
Common Share Conversion Price	$—	$—	$—	$16.50	$16.50
Yield	—	—	—	9.50%	9.50%

Series C (4)
Units Outstanding	1,664,965	1,664,965	1,664,965	1,664,965	1,664,965
Aggregate Liquidation Value	$41,624	$41,624	$41,624	$41,624	$41,624
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.00	$16.00	$16.00	$16.00	$16.00
Yield	9.75%	9.75%	9.75%	9.75%	9.75%

Series D
Units Outstanding	450,700	450,700	450,700	450,700	450,700
Aggregate Liquidation Value	$11,268	$11,268	$11,268	$11,268	$11,268
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.50	$16.50	$16.50	$16.50	$16.50
Yield	9.00%	9.00%	9.00%	9.00%	9.00%

Total Liquidation/Book Value of Preferred Stock	$136,892	$67,892	$67,892	$100,392	$100,392

(1) This Redeemable Preferred Stock was issued in February 2003, is not convertible into Common Shares and is redeemable at the Company’s option beginning on February 19, 2008.

(2) 800,000 shares of Series A Convertible Preferred Stock and 200,000 shares of Series C Convertible Preferred Stock were re-purchased by the company on September 8, 2002.

(3) These Convertible Preferred OP Units were re-purchased by the company on September 19, 2002.

(4) 796,129 Convertible Preferred OP Units were re-purchased by the company on August 27, 2001.

Keystone Property Trust

Equity Analysis (Dollars in thousands, except share and per share data)

	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
Total Outstanding in Common Share Equivalents:
Common Shares	21,497,001	21,355,609	21,167,471	18,781,318	18,439,926
Operating Partnership Units	5,519,204	5,621,308	5,811,361	6,202,094	6,331,705
Preferred Stock	952,381	952,381	952,381	2,481,962	2,481,962
Preferred Operating Partnership Units	3,284,387	3,284,387	3,284,387	3,738,932	3,738,932
Total	31,252,973	31,213,685	31,215,600	31,204,306	30,992,525

Weighted Average Outstanding:
Common Shares	21,457,794	21,313,553	19,489,288	18,618,724	18,417,002
Operating Partnership Units	5,552,154	5,690,532	5,968,503	6,317,462	6,351,776
Preferred Shares (at Common Share Equivalents)	952,381	952,381	2,099,567	2,481,962	2,481,962
Preferred Operating Partnership Units (at Common Share Equivalents)	3,284,387	3,284,387	3,679,644	3,738,932	3,738,932
Common Stock Options	183,174	195,603	172,397	127,115	49,037
Total	31,429,890	31,436,456	31,409,399	31,284,195	31,038,709

Common Share Price Range:
Quarterly High	$17.50	$17.28	$16.75	$15.94	$14.28
Quarterly Low	15.65	15.30	13.45	13.91	13.05
Quarterly Average	16.38	16.63	15.67	15.01	13.59
End of Quarter	17.20	16.97	16.64	15.87	14.10

Common Stock Options Outstanding	1,178,066	1,144,579	1,335,854	1,312,454	1,329,187
Weighted Average Option Exercise Price	$13.77	$13.79	$13.83	$13.83	$13.78

Capitalization:
Liquidation/Book Value of Preferred Stock & Units	$136,892	$67,892	$67,892	$100,392	$100,392
Market Value of Common Equity	464,679	457,798	448,928	396,487	349,280
Market Capitalization	601,571	525,690	516,820	496,879	449,672
Total Debt	405,165	325,796	433,202	441,107	438,267

Total Market Capitalization	$1,006,736	$851,486	$950,022	$937,986	$887,939

Keystone Property Trust

Debt Analysis (Dollars in thousands, except per share data)

	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002
Debt Outstanding
Mortgage Loans	$187,192	$194,970	$309,867	$315,778	$316,942
Construction Loans	34,492	26,706	12,308	12,181	12,055
Revolving Credit Facilities	178,703	103,966	109,566	111,566	107,566
Debt Premium, Net of Amortization	4,778	154	1,461	1,582	1,704

Total Debt Outstanding	$405,165	$325,796	$433,202	$441,107	$438,267

Interest Rate Structure, excluding debt premiums
Fixed	$187,192	$186,172	$309,867	$315,778	$316,942
Variable	213,195	139,470	121,874	123,747	119,621
Total	$400,387	$325,642	$431,741	$439,525	$436,563

Weighted Average Term to Maturity (in years)	2.7	3.0	3.9	4.2	4.4

% Fixed Rate Loans	46.8%	57.2%	71.8%	71.8%	72.6%
% Variable Rate Loans	53.2%	42.8%	28.2%	28.2%	27.4%

% Secured Debt	57.4%	70.1%	76.1%	76.1%	76.8%
% Unsecured Debt	42.6%	29.9%	23.9%	23.9%	23.2%

Average Interest Rates
Mortgage Loans	7.8%	7.5%	7.7%	7.7%	7.7%
Construction Loans	4.3%	3.6%	4.1%	4.1%	4.1%
Revolving Credit Facilities	3.2%	3.3%	3.4%	3.5%	3.5%

Total Weighted Average	5.4%	5.8%	6.5%	6.6%	6.6%

Debt Ratios
Debt to Total Market Capitalization	40.2%	38.3%	45.6%	47.0%	49.4%
Debt to Undepreciated Assets	47.4%	45.8%	51.6%	50.3%	50.1%

Coverage Ratios
Interest Coverage-Property NOI	3.4x	2.9x	3.0x	3.0x	3.1x
(NOI / Interest)

Interest Coverage-EBITDA	3.1x	2.5x	2.7x	2.8x	2.8x
(EBITDA / Interest)

Interest Coverage-EBITDA-YTD	3.1x	2.7x	2.8x	2.8x	2.8x
(EBITDA / Interest - Year-to-date)

Debt Service Coverage - Property NOI	3.0x	2.5x	2.6x	2.6x	2.7x
(NOI / (Interest + Principal Amortization))

Debt Service Coverage - EBITDA	2.8x	2.1x	2.4x	2.4x	2.5x
(EBITDA / (Interest + Principal Amortization))

Fixed Charge Coverage - Property NOI	2.3x	2.3x	2.3x	2.3x	2.3x
(NOI / (Interest + Preferred Distributions))

Fixed Charge Coverage - EBITDA	2.1x	2.0x	2.1x	2.1x	2.1x
(EBITDA / (Interest + Preferred Distributions))

Keystone Property Trust

Quarterly Valuation Analysis

(Dollars in thousands except per share data and ratios)

	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002

PRICING MULTIPLES
NOI Multiple
((Market Value of Common Equity + Preferred Share/Units + Total Debt) / Ann. NOI)	13.7x	11.0x	11.0x	10.9x	10.4x

EBITDA Multiple
((Market Value of Common Equity + Preferred Share/Units + Total Debt) / Ann. EBITDA)	16.5x	13.5x	12.5x	12.2x	11.8x

FFO Multiple
(Quarter End Common Share Price / Ann. FFO - per share)	13.0x	13.3x	10.1x	9.3x	8.3x

FAD Multiple
(Quarter End Common Share Price / Ann. FAD - per share)	13.4x	15.7x	12.2x	11.0x	9.5x

NOI Yield
(Ann. NOI before Interest and Depreciation Expense / (Market Value of Common Equity + Preferred Share/Units + Debt))	7.3%	9.1%	9.1%	9.2%	9.6%

EBITDA Yield
(Ann. EBITDA / (Market Value of Common Equity + Preferred Share/Units + Debt))	6.1%	7.4%	8.0%	8.2%	8.5%

FFO Yield
(Ann. FFO - per share / Quarter End Common Share Price)	7.7%	7.5%	9.9%	10.7%	12.1%

FAD Yield
(Ann. FAD - per share / Quarter End Common Share Price)	7.4%	6.4%	8.2%	9.1%	10.5%

RETURNS
Yield on Real Estate Owned - NOI
(Ann. NOI before Interest and Depreciation Expense / Average Gross Operating Real Estate Investments)	10.5%	10.7%	10.5%	10.5%	10.5%

Yield on Real Estate Owned - EBITDA
(Ann. EBITDA / Average Gross Operating Real Estate Investments)	8.7%	8.7%	9.2%	9.4%	9.2%

Return on Book Value of Average Equity & Minority Interest
(Ann. EBITDA / Avg. Equity & Minority Interest)	17.4%	19.7%	22.1%	21.7%	21.2%

FFO Return on Book Value of Average Equity & Minority Interest
(Ann. FFO / Avg. Equity & Minority Interest)	11.5%	12.2%	14.5%	14.5%	14.3%

Keystone Property Trust

Dividend Analysis

	March 31, 2003	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002

Common Stock Dividends Paid:

Dividends per Share/Unit	$0.325	$0.325	$0.325	$0.320	$0.320
Declaration Date	4/3/2003	10/7/2002	7/2/2002	4/5/2002	1/4/2002
Common Shareholders’ Record Date	4/16/2003	10/17/2002	7/17/2002	4/16/2002	1/17/2002
Common Dividends Payment Date	4/30/2003	10/31/2002	7/31/2002	4/30/2002	1/31/2002

Common Dividend Payout Ratios:

Payout - FFO
(Dividends/FFO)	98.5%	108.3%	75.6%	74.4%	74.4%
Payout - FAD
(Dividends/FAD)	101.6%	120.4%	95.6%	88.9%	86.5%
Dividend Coverage - FFO
(FFO/Dividends)	1.0x	.9x	1.2x	1.3x	1.3x
Dividend Coverage - FAD
(FAD/Dividends)	1.0x	.8x	1.1x	1.1x	1.2x

Common Dividend Yields:

Dividend Yield (Yield based on annualized current dividend per share and quarter end share price)	7.6%	7.7%	7.8%	8.1%	9.1%
Spread Over 5 Year U.S. Treasury at quarter end	4.9%	5.0%	5.2%	3.5%	4.3%
Spread Over 10 Year U.S. Treasury at quarter end	3.8%	3.9%	4.2%	3.3%	3.7%

Keystone Property Trust

Research Coverage, Anticipated 2003 Earnings Release and Dividend Calendar

Research Coverage

Firm	Analyst	Phone

Bear, Stearns & Co., Inc.	Ross Smotrich	212-272-8046
Credit Suisse First Boston	Lawrence Raiman	212-538-2380
Wachovia Securities	Christopher P. Haley	804-782-3708
	Donald Fandetti	443-263-6537
Merrill Lynch	Steve Sakwa	212-449-0335
	Brian Legg	212-449-1153
RBC Capital Markets	Jay Leupp	415-633-8588
	David Copp	415-633-8558
BB&T Capital Markets Inc.	Stephanie Krewson	804-782-8784
J.P. Morgan Securities Inc.	Anthony Paolone	212-622-6682

Anticipated 2003 Earnings Release and Dividend Calendar

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Dividend Declaration Date	4/4/2003	7/3/2003	10/6/2003	First week in Jan 2004

Dividend Record Date	4/17/2003	7/16/2003	10/16/2003	1/16/2004

Dividend Payment Date	4/30/2003	7/31/2003	10/31/2003	1/31/2004

Anticipated Earnings Release/Earnings Call	4/23/2003	7/23/2003	10/22/2003	1/28/2004

Annual Shareholders Meeting		6/5/2003